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Exhibit 10.27

MASTER PURCHASE, SALE AND SERVICES AGREEMENT

        This MASTER PURCHASE, SALE AND SERVICES AGREEMENT (together with the Schedules attached hereto from time to time, the "Agreement") is entered into this 23rd day of March, 2001 between MIDWEST GENERATION, LLC ("MW Gen"), a Delaware limited liability company, and EDISON MISSION MARKETING & TRADING, INC. ("EMMT"), a California corporation. Each of MW Gen and EMMT may be referred to herein as a "Party" and together shall be referred to as the "Parties".

        WHEREAS, MW Gen is engaged in the business of owning or leasing and operating the following power generation facilities (collectively, the "Facilities"): (a) six coal-fired generating plants consisting of 5,646 MW, which include Powerton, Joliet, Will County, Waukegan, Crawford, and Fisk; (b) the Collins gas and oil-fired generating station consisting of 2,698 MW (the "Collins Station"); and (c) a group of on-site generating peakers consisting of 740 winter MW (467 summer MW) and off-site generating peakers consisting of 657 winter MW (467 summer MW).

        WHEREAS, EMMT is engaged, among other things, in the business of marketing, trading, buying and selling Energy, capacity, fossil fuels, emissions allowances and other energy-related physical and financial commodities and products, and derivatives thereof.

        WHEREAS, the Parties may enter into physical or financial transactions related to the purchase and sale of Energy, fossil fuels, emissions allowances and other energy-related products, and physical and financial derivatives thereof related to the Facilities (the "Products"), and MW Gen desires, under certain circumstances, to use EMMT's services to facilitate transactions with third parties related to the purchase and sale of such Products (all transactions described in this paragraph are, collectively, the "Transactions").

        WHEREAS, the Parties intend that all Transactions shall be based on Back-to-Back Transactions between EMMT and unrelated third parties (except for Transactions in which EMMT acts as MW Gen's disclosed agent with third parties ("Disclosed Agent Transactions")), and that no Transactions hereunder shall result from or relate to EMMT's proprietary trading portfolio.

        WHEREAS, the Parties entered into an Energy Sales Agreement dated as of August 1, 2000 and Services Agreement (Natural Gas) dated as of December 15, 1999, which shall be superseded in their entirety by this Agreement as of the date hereof; provided that such contracts shall survive in respect of transactions between the Parties that were entered into prior to the execution and delivery of this Agreement until all Parties have fulfilled all of their obligations with respect to such Transaction(s).

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant and agree as follows:

ARTICLE I
SCOPE OF AGREEMENT

        1.1.    Scope of Agreement.    Each Transaction shall be effectuated and evidenced in accordance with this Agreement and the Schedules hereto, which Schedules shall constitute a part of this Agreement. The Parties are relying upon the fact that all Transactions, together with this Agreement and the Schedules hereto, shall constitute a single integrated agreement. This Agreement, including the Schedules hereto, shall govern all Transactions between the Parties for the term of this Agreement unless, in the case of any Transaction, the Parties shall expressly state otherwise. The Parties' rights and obligations with respect to any Product will be further described in the Schedule for such Product, as such Schedules may be entered into between the Parties from time to time. Schedules may be added, deleted or amended from time to time as agreed by the Parties in writing. In the case of Energy sales from MW Gen to EMMT, such sales shall be for a duration of no more than one year, unless agreed to by the Parties in writing. In case of any conflict between this Agreement and any Schedule, the Schedule shall govern.

        1.2.    Transaction Procedures.

          (a)  The transaction price ("Transaction Price"), quantity ("Transaction Quantity") and delivery point ("Delivery Point") of each Product purchased or sold by EMMT and MW Gen under this Agreement shall be the price established in a Back-to-Back Transaction between EMMT and an unrelated third party (unless such purchase or sale is a Disclosed Agent Transaction).

          (b)  Each Transaction hereunder shall be designated by EMMT as a "hedge transaction" in EMMT's Energy Trading System or other applicable software at or before the execution of its corresponding Back-to-Back Transaction (except for Disclosed Agent Transactions, which shall be designated at the time of such Transaction), and shall be subsequently evidenced by a written notice (a "Transaction Notice") from EMMT that includes reasonable detail of such Transaction, including the Transaction Price, Transaction Quantity, and Delivery Point. Such notice may be provided (i) in a monthly accounting journal entry; or (ii) in such other form as agreed by the Parties in writing. Any additional information to be provided for Transactions for each Product shall be specified in the Schedule that applies to such Product.

          (c)  The Transactions will be entered into by EMMT and MW Gen according to the guidelines established and amended from time to time (the "Risk Management Guidelines") by the EMMT Risk Management Committee, which is comprised of senior officers and representatives of both EMMT and MW Gen. EMMT shall be required to use commercially reasonable care in developing and executing Transactions so as to comply with the Risk Management Guidelines. EMMT shall advise MW Gen on marketing, fuel procurement and other business strategies from time to time.

        1.3.    Term.

          (a)  This Agreement shall commence on the date hereof (the "Effective Date") and shall remain in effect until terminated by either Party upon thirty (30) days prior written notice, or as the Parties mutually agree in writing; provided, however, that this Agreement shall remain in effect with respect to any Transaction(s) entered into prior to the effective date of the termination until both Parties have fulfilled their obligations with respect to such Transaction(s).

          (b)  In the event either Party shall (i) make an assignment or any general arrangement for the benefit of creditors, (ii) default in the payment of any obligation to the other Party, (iii) file a petition or otherwise commence, authorize, or acquiesce in the commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors or have such petition filed or proceeding commenced against it, (iv) otherwise become bankrupt or insolvent (however evidenced), or (v) be unable to pay its debts as they fall due (collectively, "Bankruptcy Proceedings"), then the other Party shall have the right to either withhold and/or suspend deliveries or payment, or terminate this Agreement without prior notice, in addition to any and all other remedies available hereunder. Either Party may immediately suspend deliveries to the other Party in the event such other Party has not paid any amount due to the suspending Party hereunder on or before the fifth Business Day following the date such payment is due.

ARTICLE II
OBLIGATIONS OF THE PARTIES; TITLE

        2.1.    Title: Risk of Loss.    As between the Parties, the seller of such Product ("Seller") shall be deemed to be in exclusive control (and responsible for any damages or injury caused thereby) of any Product prior to the Delivery Point of the Product and the purchaser of such Product ("Buyer") shall be deemed to be in exclusive control (and responsible for any damages or injury caused thereby) of the

Product at and from the Delivery Point of the Product, except for Disclosed Agent Transactions (in which case MW Gen shall have such control and responsibility with respect to such Product as the contract entered into by MW Gen or EMMT on MW Gen's behalf may specify). Each Party warrants that it will deliver Products sold by it hereunder to the other Party, free and clear of all liens, claims, and encumbrances arising prior to the Delivery Point. Title to and risk of loss related to the Product shall transfer from the Seller to the Buyer at the Delivery Point.

        2.2    Indemnity.    MW Gen and EMMT shall indemnify, defend and hold harmless each other from any Claims (as defined herein) arising from any act or incident occurring when title to the Product is vested in the indemnifying Party; provided that, MW Gen shall not be obligated to indemnify, defend and hold harmless EMMT from any claims arising from any negligent act or omission of EMMT when title to a Product is vested in MW Gen but is under the control of EMMT in Disclosed Agent Transactions.

        2.3    Rights of EMMT Subject to Certain Other Agreements.    Notwithstanding any other provision of this Agreement to the contrary the rights of EMMT under this Agreement, if applicable, are subject to the rights of Com Ed under the Power Purchase Agreements; (ii) the obligations of MW Gen under the Power Purchase Agreement; and (iii) the terms and provisions of the MW Gen Financing Agreements.

ARTICLE III
PRICING AND PAYMENT

        3.1.    Billing and Payment.    Unless otherwise agreed in the specific Product Schedules, EMMT shall send a settlement statement or otherwise make available a record to MW Gen by the 25th day of each month in respect of purchases and sales of each Product during the preceding month; such statement shall itemize in reasonable detail the amounts owed, if any, by each Party to the other, including the net amount due by either Party. The Party owing a net payment shall render payment by wire transfer in immediately available funds by the 30th day of each month to such account as may be specified by the payee from time to time. MW Gen shall use its best efforts to coordinate payments with EMMT as needed to meet EMMT's payment obligations to third parties. If such day is not a Business Day, then payment shall be due on the next following Business Day.

        3.2.    Off Set.    All outstanding Transactions under this Agreement and the obligations to make payment in connection therewith or under any other agreement between the Parties may be offset against each other, netted, set-off or recouped therefrom.

        3.3    Audit.    Each Party (and its representative(s)) has the right, at its sole expense and during normal working hours, to examine the records of the other Party to the extent reasonably necessary to verify the accuracy of any statement, charge or computation made pursuant to this Agreement. If requested, a Party shall provide to the other Party statements evidencing the quantities of Products delivered hereunder. If any such examination reveals any inaccuracy in any statement, the necessary adjustments in such statement and the payments thereof will be promptly made and shall bear interest calculated at the Interest Rate from the date the overpayment or underpayment was made until paid; provided, however, that no adjustment for any statement or payment will be made unless objection to the accuracy thereof was made prior to the lapse of one (1) year from the rendition thereof; and provided further that this Section 3.3 will survive any termination of the Agreement for a period of one (1) year from the date of such termination for the purpose of such statement and payment objections.

ARTICLE IV
EVENTS OF DEFAULT

        4.1.    Events of Default.    If either Party shall fail to observe or perform any material term, covenant or condition of this Agreement (except for bankruptcy proceedings which are governed by

Section 1.3(b) hereof) and such failure shall remain uncured for a period of ten (10) days after receipt of written notice thereof by the other Party (each such failure shall constitute an "Event of Default"), then, upon the occurrence of any such Event of Default, the non-defaulting Party may, in addition to the other rights and remedies provided for in this Agreement, immediately terminate this Agreement by giving the defaulting Party written notice of such termination, and upon the giving of such notice, all rights of the defaulting Party and all obligations of the non-defaulting Party under this Agreement shall cease, except to the extent otherwise provided in Section 4.2 or Section 5.1. The defaulting Party shall pay upon demand all costs, expenses, losses, expenditures and damages (including, without limitation, reasonable attorneys' fees) incurred by or on behalf of the non-defaulting Party in connection with any Event of Default, together with interest thereon at the Interest Rate from the date of the Event of Default.

        4.2.    Survival.    The termination of this Agreement pursuant to Section 4.1 shall in no event relieve either Party of its liability and obligations hereunder that accrued prior to such termination, all of which shall survive any such termination.

        4.3.    Remedies Cumulative Waivers.

          (a)  If an Event of Default shall have occurred and be continuing, the non-defaulting Party shall have, in addition to the rights and remedies provided for in Section 4, all rights and remedies available at law, in equity or otherwise.

          (b)  No failure to exercise and no delay in exercising, on the part of the non- defaulting Party, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement, including with particularity Section 4.1, are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

        4.4.    Right to Cure.    The non-defaulting Party, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) remedy any Event of Default for the account of and at the sole cost and expense of the defaulting Party. All reasonable out-of-pocket costs and expenses so incurred (including, without limitation, reasonable attorneys' fees), together with interest thereon at the Interest Rate from the date on which such sums or expenses are paid by the non-defaulting Party, shall be paid by the defaulting Party to the non-defaulting Party on demand.

ARTICLE V
INDEMNITY

        5 ..1.    Indemnification.    Each Party shall indemnify, hold harmless and defend the other Party, its officers, directors, employees, assignees, affiliates (other than the indemnifying Party), successors and assigns (each an "Indemnified Person") from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses, damages, demands, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses) (collectively, "Claims"), arising in whole or in part, out of default in the performance of, or the negligent performance of, any obligations of such Party under this Agreement; provided, however, such Party shall not be required to indemnify any Indemnified Person under this Section 5.1 for any Claim to the extent resulting from the misconduct or gross negligence of such Indemnified Person. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under this Agreement.

        5.2.    Duty to Mitigate.    Each Party agrees that it has a duty to mitigate damages and covenants that it will use commercially reasonable efforts to minimize any damages it may incur as a result of the other Party's performance of non-performance of this Agreement.

ARTICLE VI
DEFINITIONS

        "AAA" shall have the meaning set forth in Section 7.3.

        "Ancillary Services" means regulation, spinning reserve, voltage support and black start services supporting transmission of Energy from generation resources to loads while maintaining reliable operation of the transmission grid.

        "Back-to-Back Transactions" shall mean transactions with unrelated third parties that are not Disclosed Agent Transactions pursuant to which a Product is either (a) purchased by EMMT (for resale to MW Gen), or (b) sold by EMMT (with the intent to acquire the Product sold from MW Gen), and any other transactions with unrelated third parties which are designated pursuant to Section 1.2 as "hedge transactions".

        "Bankruptcy Proceedings" shall have the meaning set forth in Section 1.3.

        "Business Day" shall be any day on which Federal Reserve banks are open for regular commercial business in New York, New York.

        "Buyer" shall have the meaning set forth in Section 2.1.

        "Capacity" means the right, but not the obligation, to schedule and take Merchantable Energy.

        "Claims" shall have the meaning set forth in Section 5.1.

        "Collins Participation Agreements" means: (a) that certain Participation Agreement, dated as of December 15, 1999 among Collins Holdings EME, LLC ("Collins Holdings"), Wilmington Trust Company, as the Owner Trustee, Collins Trust I, as the Owner Lessor, Collins Generation I, LLC, as Owner Participant, Holdings, Midwest, Funding LLC, Bayerische Landesbank International S.A. (the "Midwest LC Issuer"), Bayerische Landesbank Girozentrale ("RCE LC Issuer") and the Holder Representative (as such term is defined therein); (b) the Participation Agreement, dated as of December 15, 1999 among Collins Holdings, Wilmington Trust Company, as the Owner Trustee, Collins Trust II, as the Owner Lessor, Collins Generation II, LLC, as Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative (as such term is defined therein); (c) the Participation Agreement, dated as of December 15, 1999 among Collins Holdings, Wilmington Trust Company, as the Owner Trustee, Collins Trust III, as the Owner Lessor, Collins Generation III, LLC, as Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative (as such term is defined therein); and (d) the Participation Agreement, dated as of December 15, 1999 among Collins Holdings, Wilmington Trust Company, as the Owner Trustee, Collins Trust IV, as the Owner Lessor, Collins Generation IV, LLC, as Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative (as such term is defined therein);

        "Com Ed" shall mean the Commonwealth Edison Company.

        "Credit Agreements" means (a) that certain Credit Agreement dated as of December 15, 1999, among Edison Mission Energy, certain commercial lending institutions named therein, and The Chase Manhattan Bank as administrative agent for the lenders, (b) that certain Credit Agreement dated as of December 15, 1999, among Edison Mission Midwest Holdings Co., certain commercial lending institutions, and The Chase Manhattan Bank as administrative agent for the lenders, and (c) other documents executed pursuant to such Credit Agreements.

        "Delivery Point" shall have the meaning set forth in Section 1.2.

        "Disclosed Agent Transaction" shall have the meaning set forth in the fourth recital of this Agreement.

        "Dispute" shall have the meaning set forth in Section 7.3.

        "Effective Date" shall have the meaning set forth in Section 1.3.

        "Energy" means Merchantable Energy, Capacity, and/or Ancillary Services.

        "Event of Default" shall have the meaning set forth in Section 4.1.

        "Facilities" shall have the meaning set forth in the preamble to this Agreement.

        "Indemnified Person" shall have the meaning set forth in Section 5.

        "Interest Rate" means, for any date, the lesser of (i) two percent over the per annum rate of interest equal to the prime lending rate as may from time to time be published in the Wall Street Journal under "Money Rates" and (ii) the maximum lawful interest rate permitted by applicable law.

        "Joliet Participation Agreements" means (a) that certain Participation Agreement, dated as of August 17, 2000 among Midwest, Joliet Trust I, Wilmington Trust Company, as the Owner Trustee, Joliet Generation I, LLC, Edison Mission Energy ("EME"), United States Trust Company of New York as Lease Indenture Trustee and United States Trust Company of New York as Pass Through Trustees and (b) that certain Participation Agreement, dated as of August 17, 2000 among Midwest, Joliet Trust II, Wilmington Trust Company, as the Owner Trustee, Joliet Generation II, LLC, EME, United States Trust Company of New York as Lease Indenture Trustee and United States Trust Company of New York as Pass Through Trustees.

        "Leases" means (a) that certain Facility Sublease Agreement dated as of December 15, 1999, by and among Collins Holdings EME, LLC, as Facility Sublessor, MW Gen, as Facility Sublessee, and Collins Trust I, as Owner Lessor, (b) that certain Facility Site Lease Agreement dated as of December 15, 1999, between MW Gen, as Ground Lessor, and Collins Trust I, as Ground Lessee, (c) that certain Facility Site Sub-Sublease Agreement dated as of December 15, 1999, between Collins Holdings EME, LLC, as Ground Sub-Sublessor, and MW Gen, as Ground Sub-Sublessee, (d) that certain Facility Sublease Agreement dated as of December 15,1999, by and among Collins Holdings EME, LLC, as Facility Sublessor, MW Gen, as Facility Sublessee, and Collins Trust II, as Owner Lessor, (e) that certain Facility Site Lease Agreement dated as of December 15, 1999, between MW Gen, as Ground Lessor, and Collins Trust II, as Ground Lessee, (f) that certain Facility Site Sub-Sublease Agreement dated as of December 15, 1999, between Collins Holdings EME, LLC, as Ground Sub-Sublessor, and MW Gen, as Ground Sub-Sublessee, (g) that certain Facility Sublease Agreement dated as of December 15,1999, by and among Collins Holdings EME, LLC, as Facility Sublessor, MW Gen, as Facility Sublessee, and Collins Trust III, as Owner Lessor, (h) that certain Facility Site Lease Agreement dated as of December 15, 1999, between MW Gen, as Ground Lessor, and Collins Trust III, as Ground Lessee, (i) that certain Facility Site Sub-Sublease Agreement dated as of December 15, 1999, between Collins Holdings EME, LLC, as Ground Sub-Sublessor, and Seller, as Ground Sub-Sublessee,(j) that certain Facility Sublease Agreement dated as of December 15, 1999, by and among Collins Holdings EME, LLC, as Facility Sublessor, MW Gen, Facility Sublessee, and Collins Trust IV, as Owner Lessor; (k) that certain Facility Site Lease Agreement dated as of December 15,1999, between MW Gen, as Ground Lessor, and Collins Trust IV, as Ground Lessee, and (l) that certain Facility Site Sub-Sublease Agreement dated as of December 15, 1999, between Collins Holdings EME, LLC, as Ground Sub-Sublessor, and MW Gen, as Ground Sub-Sublessee; (m) that certain Facility Lease Agreement (T1), dated as of August 17, 2000, between Powerton Trust I, as Owner Lessor, and MW Gen, as Facility Lessee; (n) that certain Facility Lease Agreement (T2), dated as of August 17, 2000, between Powerton Trust II, as Owner Lessor, and MW Gen, as Facility Lessee;

(o) that certain Facility Lease Agreement (T1), dated as of August 17, 2000, between Joliet Trust I, as Owner Lessor, and MW Gen, as Facility Lessee; (p) that certain Facility Lease Agreement (T2), dated as of August 17, 2000, between Joliet Trust II, as Owner Lessor, and MW Gen, as Facility Lessee; (q) that certain Facility Site Lease and Easement Agreement (T1), dated as of August 17, 2000, between MW Gen, as Ground Lessor, and Powerton Trust I, as Ground Lessee; (r) that certain Facility Site Lease and Easement Agreement (T2), dated as of August 17, 2000, between MW Gen, as Ground Lessor, and Powerton Trust II, as Ground Lessee; (s) that certain Facility Site Lease and Easement Agreement (T1), dated as of August 17, 2000, between MW Gen, as Ground Lessor, and Joliet Trust I, as Ground Lessee; (t) that certain Facility Site Lease and Easement Agreement (T2), dated as of August 17, 2000, between MW Gen, as Ground Lessor, and Joliet Trust II, as Ground Lessee; (u) that certain Facility Site Sublease Agreement (T1), dated as of August 17, 2000, between Powerton Trust I, as Ground Sublessor, and MW Gen, as Ground Sublessee; (v) that certain Facility Site Sublease Agreement (T2), dated as of August 17, 2000, between Powerton Trust II, as Ground Sublessor, and MW Gen, as Ground Sublessee; (w) that certain Facility Site Sublease Agreement (T1), dated as of August 17, 2000, between Joliet Trust I, as Ground Sublessor, and MW Gen, as Ground Sublessee; and (x) that certain Facility Site Sublease Agreement (T2), dated as of August 17, 2000, between Joliet Trust II, as Ground Sublessor, and MW Gen, as Ground Sublessee.

        "Merchantable Energy" means electric energy of the character commonly known as three-phase, sixty-hertz electric energy that is delivered at the nominal voltage of the delivery point.

        "MW Gen Financing Documents" means the Credit Agreements and the Participation Agreements and other documents executed in connection with the Credit Agreements and the Participation Agreements.

        "Participation Agreements" means, collectively, the Collins Participation Agreements, Powerton Participation Agreements and Joliet Participation Agreements.

        "Power Purchase Agreements" means (a) that certain Power Purchase Agreement dated as of December 15,1999, between Commonwealth Edison Company and MW Gen with respect to the Crawford, Fisk, Waukegan, Will County, Joliet and Powerton Generating Stations, (b) that certain Power Purchase Agreement dated as of December 15,1999, between Commonwealth Edison Company and MW Gen with respect to the Collins Generating Station, and (c) that certain Power Purchase Agreement dated as of December 15,1999, between Commonwealth Edison Company and Seller with respect to the Crawford, Fisk, Waukegan, Calumet, Joliet, Bloom, Electric Junction, Sabrooke and Lombard Peaking Units.

        "Powerton Participation Agreements" means (a) that certain Participation Agreement, dated as of August 17, 2000 among Midwest, Powerton Trust I, Wilmington Trust Company, as the Owner Trustee, Powerton Generation I, LLC, Edison Mission Energy ("EME"), United States Trust Company of New York as Lease Indenture Trustee and United States Trust Company of New York as Pass Through Trustees and (b) that certain Participation Agreement, dated as of August 17, 2000 among Midwest, Powerton Trust II, Wilmington Trust Company, as the Owner Trustee, Powerton Generation II, LLC, EME, United States Trust Company of New York as Lease Indenture Trustee and United States Trust Company of New York as Pass Through Trustees.

        "Product(s)" shall have the meaning set forth in the Third Recital to this Agreement.

        "Risk Management Guidelines" shall have the meaning set forth in Section 1.2.

        "Seller" shall have the meaning set forth in Section 2.1.

        "Transaction" shall have the meaning set forth in the Third Recital to this Agreement.

        "Transaction Notice" shall have the meaning set forth in Section 1.2.

        "Transaction Price" shall have the meaning set forth in Section 1.2.

        "Transaction Quantity" shall have the meaning set forth in Section 1.2.

ARTICLE VII
MISCELLANEOUS

        7.1    Notices.    All notices, requests, statements, payments, and other communications required or permitted by the terms hereof to be given to any person shall be made as specified in Annex I. Notices required to be in writing shall be delivered by letter, facsimile, or other documentary form. Notice by facsimile or hand delivery shall be deemed to have been received by the close of the Business Day on which it was transmitted or hand delivered (unless transmitted or hand delivered after close of business in which case it shall be deemed received at the close of the next Business Day). Notice by overnight mail or courier shall be deemed to have been received two (2) Business Days after it was sent. A Party may change its addresses by providing written notice of same in accordance herewith.

        7.2.    Successors and Assigns.    Neither Party shall assign this Agreement or its rights hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. This Agreement shall be binding upon and inure to the benefit of MW Gen, EMMT and their permitted successors and assigns.

        7.3.    Binding Arbitration.    The Parties shall attempt to resolve any dispute, controversy, difference, or claim arising between them concerning the interpretation, performance, or enforcement of this Agreement (a "Dispute") through direct discussion. If, in the sole opinion and discretion of either Party, such discussion is unsuccessful, such Party shall submit the Dispute to binding arbitration, and the binding arbitration shall be held in Los Angeles, California. Unless otherwise agreed by the Parties, the Dispute shall be submitted to the American Arbitration Association ("AAA") for binding arbitration pursuant to the commercial arbitration rules of the AAA.

        7.4.    Governing Law.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        7.5.    Amendments    The Parties may from time to time enter into written amendments, supplements or modifications hereto.

        7.6.    Counterparts.    This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        7.7.    Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        7.8.    Headings and Table of Contents.    The headings and table of contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MlDWEST GENERATION, LLC,
a Delaware limited liability company

By: /s/ John Finneran

Name: John Finneran

Title: Vice President

EDISON MISSION MARKETING & TRADING, INC.,
a California corporation

By: /s/ Paul Jacob

Name: Paul Jacob

Title: Vice President

ANNEX I

NOTICES

MW GEN:

NOTICES & CORRESPONDENCE
Midwest Generation LLC
One Financial Place
440 South LaSalle Street Suite 3500
Chicago, IL 60605
Attn: Georgia R. Nelson
Facsimile No.: (312) 581-6111

BILLING STATEMENTS
Midwest Generation LLC
18101 Von Karman Ave., Suite 1700
Irvine, CA 92612-1046
Attn: Ken Ziegler
Facsimile No.: (949) 225-2753

PAYMENTS
Bank
ABA Routing #
Acct. No.

EMMT:

NOTICES & CORRESPONDENCE
Edison Mission Marketing & Trading, Inc.
160 Federal Street
Boston, MA 02110-1776
(617) 912-6003 (Facsimile)
Attention: General Counsel

PAYMENTS:
Edison Mission Marketing & Trading, Inc.
160 Federal Street
Boston, MA 02110-1776
(617) 912-5702 (Facsimile)
Attention: Trade Accounting
Bank: Fleet Bank
ABA Routing #011-500-010
Acct No.: 056-225-6897
Account of: Edison Mission Marketing & Trading, Inc. Operating Account

SCHEDULE A TO MASTER PURCHASE, SALE AND SERVICES AGREEMENT
(ENERGY PURCHASE AND SALE SCHEDULE)

        This SCHEDULE A TO MASTER PURCHASE, SALE, AND SERVICES AGREEMENT (ENERGY PURCHASE AND SALE) ("Energy Schedule") is entered into this 23rd day of March, 2001 between MIDWEST GENERATION, LLC ("MW Gen"), a Delaware limited liability company, and EDISON MISSION MARKETING & TRADING, INC. ("EMMT"), a California corporation. Each of MW Gen and EMMT may be referred to herein as a "Party" and together shall be referred to as the "Parties".

        WHEREAS, the Parties entered into a Master Purchase, Sale and Services Agreement of even date herewith (the "Agreement"), which provided that Schedules might be added thereto from time to time setting forth the terms and conditions upon which the Parties would buy and sell Products from one another and facilitate each other's entering into Transactions with third parties;

        WHEREAS, the Parties desire to add this Energy Schedule to the Agreement to provide for the purchase and sale of Energy from MW Gen to EMMT and for the facilitation of the Com Ed Transactions (as hereafter defined);

        WHEREAS, all capitalized terms used in this Energy Schedule that are defined in the Agreement shall have the respective meanings herein given to such terms in the Agreement;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant and agree as follows:

ARTICLE 1
SCOPE OF AGREEMENT

        1.1.    Scope of Agreement.

          (a)  Pursuant to and subject to the terms and conditions set forth herein, the Parties agree that EMMT will, as MW Gen's agent, arrange for the sale by MW Gen and delivery to Commonwealth Edison Company ("Com Ed") of all Energy required to be sold to Com Ed under the Power Purchase Agreements (the "Com Ed Transactions"). For the purposes of this Energy Schedule, all Com Ed Transactions are considered Disclosed Agent Transactions.

          (b)  In addition to facilitating the Com Ed Transactions, EMMT shall purchase from MW Gen, for resale to unrelated third party purchasers, all of the remaining output of the Facilities. EMMT and MW Gen may also enter into other transactions for the purchase and sale of Energy from time to time.Energy sales from MW Gen to EMMT shall be for a duration of no more than one year, except for the Transactions in which EMMT acts as MW Gen's agent, including, but not limited to, Com Ed Transactions (as defined herein), or unless agreed to by the Parties in writing.

          (c)  EMMT may also enter into financial hedge transactions related to the Energy output of the Facilities from time to time.

          (d)  All Transactions described in subsections (a) through (c) above (collectively, "Energy Transactions") shall be entered into by EMMT and MW Gen according to the guidelines established and amended from time to time (the "Risk Management Guidelines") by the EMMT Risk Management Committee, which is comprised of senior officers and representatives of both EMMT and MW Gen. EMMT shall be required to use commercially reasonable care in developing and executing Energy Transactions so as to comply with the Risk Management Guidelines. EMMT shall advise MW Gen on marketing and other business strategies from time to time.

          (e)  The terms and conditions of the Agreement shall apply to Energy Transactions entered into pursuant to this Energy Schedule, provided that, in case of any conflict between the Agreement and this Energy Schedule, this Energy Schedule shall govern. Energy Transactions in which MW Gen sells Energy to EMMT other than Com Ed Transactions in which EMMT acts as MW Gen's agent shall be for a duration of no more than one year, unless agreed to by the Parties in writing.

        1.2.    Transaction Procedures and Information.

          (a)  MW Gen shall promptly deliver all material information related to the condition and output of the Facilities or as otherwise reasonably requested by EMMT from time to time and promptly deliver to EMMT security coordinator, reliability region, independent system operator, regional transmission organizations, governmental authorities (collectively, "Reliability Organizations"), and other third party notices or communications. MW Gen shall also designate EMMT to Reliability Organizations as having any and all authority necessary to effectuate the Transactions provided for in this Energy Schedule.

          (b)  The transaction price ("Transaction Price"), quantity ("Transaction Quantity") and delivery point ("Delivery Point") of Energy purchased or sold by EMMT and MW Gen under this Agreement, and the terms and conditions of any financial transaction entered into under this Agreement, shall be established in a Back-to-Back Transaction between EMMT and an unrelated third party (except for Disclosed Agent Transactions). Each Energy Transaction hereunder shall be designated by EMMT as a "hedge transaction" in EMMT's Energy Trading System or other applicable software at or before the execution of its corresponding Back-to-Back Transaction (except for Disclosed Agent Transactions, which shall be designated at the time of such Transaction), and shall be subsequently evidenced by a written notice (a "Transaction Notice") from EMMT that includes reasonable detail of such Transaction, including the Transaction Price, Transaction Quantity, and Delivery Point. Such notice may be provided (i) in a monthly accounting journal entry; or (ii) in such other form as agreed by the Parties in writing.

        1.3.    Term.

          (a)  This Energy Schedule shall commence on the date hereof (the "Schedule Effective Date") and shall remain in effect until terminated by either Party upon thirty (30) days prior written notice, or as the Parties mutually agree in writing; provided, however, that this Energy Schedule shall remain in effect with respect to any Transaction(s) entered into prior to the effective date of the termination until both Parties have fulfilled their obligations with respect to such Transaction(s).

          (b)  This Energy Schedule shall terminate automatically upon a default by MW Gen under the Leases or any Credit Agreement, provided that the Parties shall fulfill all of their obligations with respect to Transactions entered into prior to such termination.

ARTICLE II
OBLIGATIONS OF THE PARTIES; TITLE

        2.1.    Delivery Point.    The Delivery Point shall be the bus bar at the Facility generating the energy for delivery unless the Parties agree otherwise. With respect to each Transaction (except for Disclosed Agent Transactions), the selling Party ("Seller") shall sell and deliver, or cause to be delivered, and the buying Party ("Buyer") shall purchase and receive, or cause to be received, the Transaction Quantity at the Delivery Point.

        2.2.    Dispatch Procedures.    The Parties shall develop procedures for coordinating the dispatch of Energy at the Delivery Points pursuant to this Energy Schedule.

        2.3.    Title: Risk of Loss: and Indemnity.    For the purposes of Section 2.1 of the Agreement, EMMT shall act solely as MW Gen's agent with respect to all Com Ed Transactions.

        2.4.    Force Majeure.    If Seller or Buyer is rendered unable by Force Majeure to carry out, in whole or in part, its obligations under a Transaction and Seller or Buyer, as the case may be, gives notice and full details of the event to Buyer as soon as practicable after the occurrence of the event, then during the pendency of such Force Majeure but for no longer period, the obligations of Seller or Buyer as the case may be (other than the obligations to make payments then due or becoming due with respect to performance prior to the event) shall be suspended to the extent required. The Party claiming Force Majeure shall remedy the Force Majeure with all reasonable dispatch.

        2.5.    Failure to Deliver.

          (a)  In Disclosed Agent Transactions, MW Gen shall reimburse EMMT for any charges, penalties or damages EMMT incurs as a result of MW Gen's failure to deliver or receive the Transaction Quantity to such third parties.

          (b)  In Transactions other than Disclosed Agent Transactions, unless excused by Force Majeure or Buyer's failure to receive Energy, if Seller fails to deliver all or part of the Transaction Quantity, Seller shall pay Buyer for each part of the Transaction Quantity not delivered an amount equal to either (i) the sum of (x) two cents ($0.02) for each megawatt hour of Energy purchased by the Buyer to replace Energy the Seller has failed to deliver and (y) the price at which Buyer, acting in a commercially reasonable manner, purchases substitute Energy not delivered by Seller (plus any additional transmission charges, if any, incurred by Buyer to the Delivery Point) or (ii) absent a purchase, the market price for such quantity at such Delivery Point as determined by Buyer in a commercially reasonable manner.

          (c)  Payments pursuant to this Section 2.5 shall be due and payable by Seller according to the payment terms in Section 3.1 of the Agreement.

ARTICLE III
PRICING AND PAYMENT

        3.1    Price and Reimbursement.

          (a)  For sales by MW Gen to EMMT, EMMT shall pay MW Gen the Transaction Price for the Transaction Quantity less the Reimbursements (as defined herein). For sales by EMMT to MW Gen, MW Gen shall pay EMMT the Transaction Price for the Transaction Quantity plus the Reimbursements.

          (b)  With respect to any Transaction Quantity, the term "Reimbursements" shall mean (i) $0.02/MWh ($0.02/MW-day for Capacity) for each megawatt hour (or MW-day in the case of Capacity) of the Transaction Quantity; (ii) FERC fees accrued on such Transaction Quantity; (iii) broker fees incurred with regard to such Transaction Quantity; (iv) any power pool, independent system operator, regional transmission operator, or security coordinator charges incurred as a result of the relevant Transaction; (v) transmission charges incurred with regard to such Transaction Quantity; and (vi) any other out-of-pocket expenses incurred by EMMT in effectuating the relevant Transaction. Option premia paid to third parties and directly related to the Transactions shall be charged to MW Gen as Reimbursements. Option premia received from third parties and directly related to the Transactions shall be paid to MW Gen or credited against amounts owing from MW Gen to EMMT.

          (c)  MW Gen shall pay for any generation, dispatch, and/or settlement management software and consultant services costs reasonably allocable to the relevant Transactions, provided that, such software and consultant services have been approved by MW Gen.

          (d)  The unrealized results of all financial Transactions entered into pursuant to this Agreement shall not be included in the monthly settlement between MW Gen and EMMT.

ARTICLE IV
DEFINITIONS

        In addition to the defined terms set forth in the Agreement, the following terms shall have the following meanings for purposes of this Energy Schedule:

          "Buyer" shall have the meaning set forth in Section 2.1.

          "Com Ed Transaction(s)" shall have the meaning set forth in Section 1.1.

          "Credit Agreements" means (a) that certain Credit Agreement dated as of December 15, 1999, among Edison Mission Energy, certain commercial lending institutions named therein, and The Chase Manhattan Bank as administrative agent for the lenders, (b) that certain Credit Agreement dated as of December 15, 1999, among Edison Mission Midwest Holdings Co., certain commercial lending institutions, and The Chase Manhattan Bank as administrative agent for the lenders, and (c) other documents executed pursuant to such Credit Agreements.

          "Delivery Point" shall have the meaning set forth in Section 1.2.

          "Disclosed Agent Transactions" shall have the meaning set forth in the Agreement.

          "Force Majeure" shall have the meaning set forth in Section 2.5.

          "Leases" means (a) that certain Facility Sublease Agreement dated as of December 15, 1999, by and among Collins Holdings EME, LLC, as Facility Sublessor, MW Gen, as Facility Sublessee, and Collins Trust I, as Owner Lessor, (b) that certain Facility Site Lease Agreement dated as of December 15, 1999, between MW Gen, as Ground Lessor, and Collins Trust I, as Ground Lessee, (c) that certain Facility Site Sub-Sublease Agreement dated as of December 15, 1999, between Collins Holdings EME, LLC, as Ground Sub-Sublessor, and MW Gen, as Ground Sub-Sublessee, (d) that certain Facility Sublease Agreement dated as of December 15,1999, by and among Collins Holdings EME, LLC, as Facility Sublessor, MW Gen, as Facility Sublessee, and Collins Trust II, as Owner Lessor, (e) that certain Facility Site Lease Agreement dated as of December 15, 1999, between MW Gen, as Ground Lessor, and Collins Trust II, as Ground Lessee, (f) that certain Facility Site Sub-Sublease Agreement dated as of December 15, 1999, between Collins Holdings EME, LLC, as Ground Sub-Sublessor, and MW Gen, as Ground Sub-Sublessee, (g) that certain Facility Sublease Agreement dated as of December 15,1999, by and among Collins Holdings EME, LLC, as Facility Sublessor, MW Gen, as Facility Sublessee, and Collins Trust III, as Owner Lessor, (h) that certain Facility Site Lease Agreement dated as of December 15, 1999, between MW Gen, as Ground Lessor, and Collins Trust III, as Ground Lessee, (i) that certain Facility Site Sub-Sublease Agreement dated as of December 15, 1999, between Collins Holdings EME, LLC, as Ground Sub-Sublessor, and Seller, as Ground Sub-Sublessee,(j) that certain Facility Sublease Agreement dated as of December 15, 1999, by and among Collins Holdings EME, LLC, as Facility Sublessor, MW Gen, Facility Sublessee, and Collins Trust IV, as Owner Lessor; (k) that certain Facility Site Lease Agreement dated as of December 15,1999, between MW Gen, as Ground Lessor, and Collins Trust IV, as Ground Lessee, and (l) that certain Facility Site Sub-Sublease Agreement dated as of December 15, 1999, between Collins Holdings EME, LLC, as Ground Sub-Sublessor, and MW Gen, as Ground Sub-Sublessee, (m) that certain Facility Lease Agreement (T1), dated as of August 17, 2000, between Powerton Trust I, as Owner Lessor, and MW Gen, as Facility Lessee; (n) that certain Facility Lease Agreement (T2), dated as of August 17, 2000, between Powerton Trust II, as Owner Lessor, and MW Gen, as Facility Lessee; (o) that certain Facility Lease Agreement (T1), dated as of August 17, 2000, between Joliet Trust I, as Owner Lessor, and MW Gen, as Facility Lessee; (p) that certain Facility Lease Agreement (T2), dated as of August 17, 2000, between Joliet Trust II, as Owner Lessor, and MW Gen, as Facility Lessee; (q) that certain Facility Site Lease and Easement Agreement (T1), dated as of August 17, 2000, between MW Gen, as Ground Lessor, and Powerton Trust I, as Ground Lessee; (r) that certain Facility Site Lease and Easement Agreement (T2), dated as of August 17, 2000, between MW Gen, as Ground Lessor, and Powerton Trust II, as Ground Lessee; (s) that certain Facility Site Lease and Easement Agreement (T1), dated as of August 17, 2000, between MW Gen, as Ground Lessor, and Joliet Trust I, as Ground Lessee; (t) that certain Facility Site Lease and Easement Agreement (T2), dated as of August 17, 2000, between MW Gen, as Ground Lessor, and Joliet Trust II, as Ground Lessee; (u) that certain Facility Site Sublease Agreement (T1), dated as of August 17, 2000, between Powerton Trust I, as Ground Sublessor, and MW Gen, as Ground Sublessee; (v) that certain Facility Site Sublease Agreement (T2), dated as of August 17, 2000, between Powerton Trust II, as Ground Sublessor, and MW Gen, as Ground Sublessee; (w) that certain Facility Site Sublease Agreement (T1), dated as of August 17, 2000, between Joliet Trust I, as Ground Sublessor, and MW Gen, as Ground Sublessee; and (x) that certain Facility Site Sublease Agreement (T2), dated as of August 17, 2000, between Joliet Trust II, as Ground Sublessor, and MW Gen, as Ground Sublessee."Reliability Organizations" shall have the meaning set forth in Section 1.2.

          "Reimbursements" shall have the meaning set forth in Section 3.1.

          "Seller" shall have the meaning set forth in Section 2.1.

        IN WITNESS WHEREOF, the Parties hereto have caused this Energy Schedule to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MlDWEST GENERATION, LLC,
a Delaware limited liability company

By: /s/ John Finneran

Name: John Finneran

Title: Vice President

EDISON MISSION MARKETING & TRADING, INC.,
a California corporation

By: /s/ Paul Jacob

Name: Paul Jacob

Title: President

SCHEDULE B TO MASTER PURCHASE, SALE AND SERVICES AGREEMENT
(NATURAL GAS PURCHASE, SALE AND SERVICES SCHEDULE)

        This SCHEDULE B TO MASTER PURCHASE, SALE, AND SERVICES AGREEMENT (NATURAL GAS PURCHASE, SALE AND SERVICES SCHEDULE) ("Gas Schedule") is entered into this 23rd day of March, 2001 between MIDWEST GENERATION, LLC ("MW Gen"), a Delaware limited liability company, and EDISON MISSION MARKETING & TRADING, INC. ("EMMT"), a California corporation. Each of MW Gen and EMMT may be referred to herein as a "Party" and together referred to as the "Parties").

        WHEREAS, the Parties entered into a Master Purchase, Sale and Services Agreement of even date herewith (the "Agreement"), which provided that Schedules might be added thereto from time to time setting forth the terms and conditions upon which the Parties would buy and sell Products from one another and facilitate each other's entering into Transactions with third parties;

        WHEREAS, the Parties desire to add this Gas Services Schedule to the Agreement to provide for the facilitation of the purchase and sale of physical and financial Gas by MW Gen and EMMT and EMMT's arrangement for the transportation and storage of natural gas for such purchases and sales for MW Gen;

        WHEREAS, the Parties entered into a Services Agreement (Natural Gas) dated as of December 15, 1999, which is terminated and superseded by this Gas Services Schedule;

        WHEREAS, the Parties entered into a Base Contract for Short-Term Sale and Purchase of Natural Gas dated on or about January 7, 2000 (the "GISB"), which supplements the terms of this Gas Schedule and remains unaffected by this Gas Services Schedule, and is attached hereto and fully incorporated by reference herein.

        WHEREAS, all capitalized terms used in this Gas Schedule that are defined in the Agreement shall have the respective meanings herein given to such terms in the Agreement;

        NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant and agree as follows:

ARTICLE I
SCOPE OF AGREEMENT

        1.1    Scope of Agreement.    This Gas Schedule shall govern the Parties' rights and obligations with respect to the Parties' purchase and sale of Gas between each other and third parties and the arrangement for transportation and storage of such Gas. Unless otherwise agreed, EMMT shall purchase and sell Gas and arrange for Transportation and storage of Gas solely as agent for MW Gen. The GISB shall govern the purchase and sale of Gas between the Parties in physical Transactions in which each Party is a principal, except as provided herein. The terms and conditions of the Agreement shall apply to Transactions entered into pursuant to this Gas Schedule, provided that, in case of any conflict between the Agreement and this Gas Schedule, this Gas Schedule shall govern. In case of any conflict between the GISB and this Gas Schedule, this Gas Schedule shall govern.

        1.2    Transaction Procedures and Information.    MW Gen shall promptly deliver to EMMT all material information related to its supply and requirements for natural gas and other information related to the Facilities, including, but not limited to, estimated hourly output of the Facilities for Gas usage projections, which shall be delivered at least two (2) Business Days prior to such usage, historical data, and any information related to the heat rate(s) of the Facilities. Any data received by MW Gen from Com Ed related to Gas usage or otherwise related to the Facilities shall be promptly delivered to EMMT, and MW Gen shall notify EMMT from time to time of MW Gen's Gas requirements as they become known to MW Gen. Such notification (each, a "Requirements Notice") shall be effectuated and evidenced (i) by a written notice executed by MW Gen, or (ii) in such other form as agreed by the Parties in writing. The information to be provided in a Requirements Notice shall include the type and amount of Gas required, the desired delivery date and the desired delivery point of such Gas.

        1.3    Services.

          (a)  Subject to the terms, conditions, restrictions and limitations set forth herein, the Parties agree that EMMT will perform all services reasonably necessary for the performance and satisfaction of all of EMMT's obligations hereunder, including, without limitation:

              (i)  Developing Gas procurement strategy in conjunction with MW Gen to support the Risk Management Guidelines;

            (ii)  Identifying sources of Gas for the Facilities and proposing strategies for the purchasing (either from third party sellers or from EMMT itself), Transportation and storage of Gas for the Facilities, including but not limited to the term of different supply contracts;

            (iii)  Negotiating for approval and execution by MW Gen (or EMMT as agent for MW Gen in Disclosed Agent Transactions) and administering all contracts or arrangements necessary for MW Gen to purchase Gas;

            (iv)  Negotiating for approval and execution by MW Gen and administering all of MW Gen's contracts or arrangements necessary for the Transportation of Gas to the Facilities;

            (v)  Developing procedures for the receipt of the Gas delivered to the Facilities;

            (vi)  Reviewing and recommending approval (for final approval and execution by MW Gen) for payment by MW Gen to providers of goods and services in connection with MW Gen's contracts or arrangements administered by EMMT pursuant to clauses (i) through (iv) above;

          (vii)  Maintaining records with respect to the identification, purchase, scheduling, Transportation, delivery and storage of Gas pursuant hereto;

          (viii)  Performing any other acts necessary to support the identification, purchase, scheduling, Transportation, delivery and storage of Gas in accordance with this Schedule;

            (ix)  Providing MW Gen on a monthly basis fuel cost projections to be incorporated into MW Gen's Operating Budget for the current calendar year and the subsequent two years as well as EMMT's projected costs for managing the Gas supply in accordance with the terms of this Schedule;

            (x)  Identifying purchasers of excess Gas (which may be either third party purchases or EMMT itself) and developing strategies for the sale of excess Gas (if any);

            (xi)  Negotiating for approval and execution by MW Gen and administering, as appropriate, contracts or arrangements for MW Gen to sell excess Gas;

          (xii)  Reviewing and recommending approval (for final approval and execution by MW Gen) for payment and issuance of invoices by MW Gen to purchasers of excess Gas in connection with MW Gen's contracts or arrangements administered by EMMT pursuant to clause (xi) above;

          (xiii)  Maintaining records with respect to the sale of excess Gas pursuant hereto; and

          (xiv)  Performing any other acts necessary to support the sale of excess Gas in accordance with this Schedule.

          (b)  Subject to the terms and conditions of this Schedule, EMMT shall recommend to MW Gen and the Parties shall jointly develop the means, methods and procedures (i) with respect to the purchase, Transportation, delivery and storage of Gas pursuant hereto and (ii) as appropriate, with respect to the sale and disposal of excess Gas pursuant hereto.

          (c)  EMMT hereby covenants and agrees that in the performance of its obligations hereunder (i) it shall negotiate to obtain the requisite Gas at commercially reasonable prices and on commercially reasonable terms; (ii) it shall negotiate to sell or otherwise dispose of any excess Gas at commercially reasonable prices and on commercially reasonable terms and conditions; and (iii) the services provided by EMMT to MW Gen shall be performed: (A) in accordance with Prudent Industry Practice and in compliance with all applicable laws and regulations, and (B) in accordance with the Risk Management Guidelines and any other applicable requirements of this Schedule.

ARTICLE II
OBLIGATIONS OF THE PARTIES

        2.1    Failure to Deliver or Receive Transaction Quantity.

          (a)  In Disclosed Agent Transactions, MW Gen shall reimburse EMMT for any charges, penalties or damages EMMT incurs as a result of MW Gen's failure to deliver to or receive from such third parties the Transaction Quantity.

          (b)  In Transactions other than Disclosed Agent Transactions, unless excused by Force Majeure or Buyer's failure to receive Gas, if Seller fails to deliver all or part of the Transaction Quantity,, Seller shall pay Buyer, for each part of the Transaction Quantity not delivered, an amount determined pursuant to the terms of the GISB plus two cents ($0.02) for each MMBTU replaced by Buyer.

          (c)  Payments pursuant to this Section 2.1 shall be due and payable by Seller according to the payment terms in Section 3.1 of the Agreement.

ARTICLE III
PRICING AND PAYMENT

        3.1    Price and Reimbursement.

          (a)  For sales by MW Gen to EMMT, EMMT shall pay MW Gen the Transaction Price for the Transaction Quantity less the Reimbursements (as defined herein). For sales by EMMT to MW Gen, MW Gen shall pay EMMT the Transaction Price for the Transaction Quantity plus the Reimbursements. In the case of Disclosed Agent Transactions, MW Gen shall pay EMMT an agency fee equal to the Reimbursements for such Transaction Quantity.

          (b)  With respect to any Transaction Quantity, the term "Reimbursements" shall mean (i) $0.02 for each MMBtu of the Transaction Quantity; (iii) broker fees incurred with regard to such Transaction Quantity; (iv) any local, state or federal governmental or other regulatory charges and/or taxes incurred with respect to such Transaction Quantity; and (v) any other direct out-of-pocket expenses incurred by EMMT in effectuating the relevant Transaction. Option premia paid to third parties and directly related to the Transactions shall be charged to MW Gen as Reimbursements. Option premia received from third parties and directly related to the Transactions shall be paid to MW Gen or credited against amounts owing from MW Gen to EMMT.

          (c)  MW Gen shall pay for any software and consultant services costs reasonably allocable to the relevant Transactions, provided that such software and consultant services are approved by MW Gen.

          (d)  The unrealized results of all financial Transactions entered into pursuant to this Agreement shall not be included in the monthly settlement between MW Gen and EMMT.

ARTICLE IV
DEFINITIONS

        "Gas" shall mean any mixture of hydrocarbons and non-combustible gases in a gaseous state consisting primarily of methane.

        "GISB" shall have the meaning set forth in the Fourth Recital to this Agreement.

        "Reimbursements" shall have the meaning set forth in Section 3.1(b).

        "Transportation" shall mean movement of Gas via pipeline from origins to the Facilities.

        IN WITNESS WHEREOF, the Parties hereto have caused this Gas Schedule to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MlDWEST GENERATION, LLC,
a Delaware limited liability company

By: /s/ John Finneran

Name: John Finneran

Title: Vice President

EDISON MISSION MARKETING & TRADING, INC.,
a California corporation

By: /s/ Paul Jacob

Name: Paul Jacob

Title: President

SCHEDULE C TO MASTER PURCHASE, SALE AND SERVICES AGREEMENT
(FUEL OIL PURCHASE AND SALE SCHEDULE)

        This SCHEDULE C TO MASTER PURCHASE, SALE, AND SERVICES AGREEMENT (FUEL OIL PURCHASE AND SALE SCHEDULE) ("Fuel Oil Schedule") is entered into this 23rd day of March, 2001 between MIDWEST GENERATION LLC ("MW Gen"), a Delaware limited liability company, and EDISON MISSION MARKETING & TRADING, INC. ("EMMT"), a California corporation. Each of MW Gen and EMMT may be referred to herein as a "Party" and together shall be referred to as the "Parties".

        WHEREAS, the Parties entered into a Master Purchase, Sale and Services Agreement of even date herewith (the "Agreement"), which provided that Schedules might be added thereto from time to time setting forth the terms and conditions upon which the Parties would buy and sell Products from one another and facilitate each other's entering into Transactions with third parties;

        WHEREAS, the Parties desire to add this Fuel Oil Schedule to the Agreement so that EMMT may hedge the market risk for the supply of Fuel Oil to MW Gen's Facilities ("Fuel Oil Transactions");

        WHEREAS, all capitalized terms used in this Fuel Oil Schedule that are defined in the Agreement shall have the respective meanings herein given to such terms in the Agreement;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant and agree as follows:

ARTICLE 1
SCOPE OF AGREEMENT

        1.1.    Scope of Agreement.    The terms and conditions of the Agreement shall apply to Transactions entered into pursuant to this Fuel Oil Schedule, provided that, in case of any conflict between the Agreement and this Fuel Oil Schedule, this Fuel Oil Schedule shall govern.

        1.2.    Transaction Procedures and Information.    MW Gen shall notify EMMT from time to time of MW Gen's fuel oil requirements and MW Gen's fuel oil contracts and commitments as they become known to MW Gen. Such notification (each, a "Requirements Notice") shall be effectuated and evidenced (i) by a written notice executed by MW Gen, or (ii) in such other form as agreed by the Parties in writing. The information to be provided in a Requirements Notice shall include the type and amount of Fuel Oil required or contracted for, the Delivery Point, the Transaction Price in the case of Fuel Oil contracts and commitments, and the desired delivery date of such Fuel Oil.

        1.3.    Term.    This Fuel Oil Schedule shall commence on the date hereof (the "Schedule Effective Date") and shall remain in effect until terminated by either Party upon thirty (30) days prior written notice, or as the Parties mutually agree in writing; provided, however, that this Fuel Oil Schedule shall remain in effect with respect to any Transaction(s) entered into prior to the effective date of the termination until both Parties have fulfilled their obligations with respect to such Transaction(s).

ARTICLE II
OBLIGATIONS OF THE PARTIES; TITLE

        2.1    Responsibilities of EMMT.    EMMT hereby covenants and agrees that in the performance of its obligations hereunder it shall use commercially reasonable care in developing and executing Transactions hereunder so as to comply with the Risk Management Guidelines.

        2.2.    Third Party Non-Performance.    If EMMT does not receive payment from the third party buyer or third party seller by two (2) Business Days prior to the payment date in the Agreement,

EMMT shall make such payment to MW Gen two (2) Business Days after receipt of payment from such third party buyer or seller (as the case may be).

ARTICLE III
PRICING AND PAYMENT

        3.1    Price and Reimbursement.

          (a)  For sales by MW Gen to EMMT, EMMT shall pay MW Gen the Transaction Price for the Transaction Quantity less the Reimbursements (as defined herein). For sales by EMMT to MW Gen, MW Gen shall pay EMMT the Transaction Price for the Transaction Quantity plus the Reimbursements.

          (b)  With respect to any Transaction Quantity, the term "Reimbursements" shall mean (i) $0.05 per barrel of the Transaction Quantity (ii) broker fees incurred with regard to such Transaction Quantity; (iii) any local, state or federal governmental or other regulatory charges and/or taxes incurred with respect to such Transaction Quantity; (iv) any other direct out-of-pocket expenses incurred by EMMT in effectuating the relevant Transaction. Option premia paid to third parties and directly related to the Transactions shall be charged to MW Gen as Reimbursements. Option premia received from third parties and directly related to the Transactions shall be paid to MW Gen or credited against amounts owing from MW Gen to EMMT.

          (c)  The unrealized results of all financial Transactions entered into pursuant to this Agreement shall not be included in the monthly settlement between MW Gen and EMMT.

ARTICLE IV
DEFINITIONS

        In addition to the defined terms set forth in the Agreement, the following terms shall have the following meanings for purposes of this Fuel Oil Schedule:

          "Buyer" shall have the meaning set forth in Section 2.1. "Fuel Oil" shall mean any types of heating, fuel or crude oil, or derivatives thereof, including, but not limited to, No. 2 Heating Oil and No. 6 Fuel Oil.

          "Reimbursements" shall have the meaning set forth in Section 3.1.

          "Schedule Effective Date" shall have the meaning set forth in Section 1.3.

          "Seller" shall have the meaning set forth in Section 2.1.

        IN WITNESS WHEREOF, the Parties hereto have caused this Fuel Oil Schedule to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MIDWEST GENERATION, LLC,
a Delaware limited liability company

By: /s/ John Finneran

Name: John Finneran

Title: Vice President

EDISON MISSION MARKETING & TRADING, INC.,
a California corporation

By: /s/ Paul Jacob

Name: Paul Jacob

Title: President

SCHEDULE D TO MASTER PURCHASE, SALE AND SERVICES AGREEMENT
(EMISSION ALLOWANCE PURCHASE AND SALE SCHEDULE)

        This SCHEDULE D TO MASTER PURCHASE, SALE, AND SERVICES AGREEMENT (EMISSION ALLOWANCE PURCHASE AND SALE SCHEDULE) ("Emission Allowance Schedule") is entered into this 23rd day of March, 2001 between MIDWEST GENERATION, LLC ("MW Gen"), a Delaware limited liability company, and EDISON MISSION MARKETING & TRADING, INC. ("EMMT"), a California corporation. Each of MW Gen and EMMT may be referred to herein as a "Party" and together referred to as the "Parties").

        WHEREAS, the Parties entered into a Master Purchase, Sale and Services Agreement of even date herewith (the "Agreement"), which provided that Schedules might be added thereto from time to time setting forth the terms and conditions upon which the Parties would buy and sell Products from one another and facilitate each other's entering into Transactions with third parties;

        WHEREAS, the Parties desire to add this Emission Allowance Schedule to the Agreement to provide for the purchase and sale of physical and financial Emission Allowances from MW Gen to EMMT;

        WHEREAS, all capitalized terms used in this Emission Allowance Schedule that are defined in the Agreement shall have the respective meanings herein given to such terms in the Agreement;

        NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant and agree as follows:

ARTICLE I
SCOPE OF AGREEMENT

        1.1    Scope of Agreement.

          (a)  This Emission Allowance Schedule shall govern the Parties' rights and obligations with respect to the Parties' purchase and sale of emission allowances, including but not limited to, Allowances for nitrogen oxide ("NOx") and sulfur dioxide ("SO2") (collectively, the "Emission Allowances"). The terms and conditions of the Agreement shall apply to Transactions entered into pursuant to this Emission Allowance Schedule, provided that, in case of any conflict between the Agreement and this Emission Allowance Schedule, this Emission Allowance Schedule shall govern.

          (b)  EMMT may also enter into financial hedge transactions related to the emissions from the Facilities from time to time.

          (c)  All Transactions described in subsections (a) and (b) above (collectively, "Emission Allowance Transactions") shall be entered into by EMMT and MW Gen according to the guidelines established and amended from time to time (the "Risk Management Guidelines") by the EMMT Risk Management Committee, which is comprised of senior officers and representatives of both EMMT and MW Gen. EMMT shall be required to use commercially reasonable care in developing and executing Emission Allowance Transactions so as to comply with the Risk Management Guidelines. EMMT shall advise MW Gen on marketing and other business strategies from time to time.

        1.2    Transaction Procedures and Information.

          (a)  MW Gen shall promptly deliver all material information related to its Emission Allowances and Emission Allowance requirements to EMMT. MW Gen shall further notify EMMT of any regulatory or third party actions that could reasonably affect such Emission Allowances or Emission Allowance requirements.

          (b)  The transaction price ("Transaction Price"), quantity ("Transaction Quantity"), the date on which the seller of the Emission Allowance must submit the Allowance Transfer Form to the EPA ("Delivery Date"), type of Emission Allowance, Vintage Year, of Emission Allowances purchased or sold by EMMT and MW Gen under this Agreement, and the terms and conditions of any financial transaction entered into under this Agreement, shall be established in a Back-to-Back Transaction between EMMT and an unrelated third party (except for Disclosed Agent Transactions). Each Emission Allowance Transaction hereunder shall be designated by EMMT as a "hedge transaction" in EMMT's Energy Trading System or other applicable software at or before the execution of its corresponding Back-to-Back Transaction (except for Disclosed Agent Transactions, which shall be designated at the time of such Transaction), and shall be subsequently evidenced by a written notice (a "Transaction Notice") from EMMT that includes reasonable detail of such Transaction, including the Transaction Price, Transaction Quantity, and Delivery Date. Such notice may be provided (i) in a monthly accounting journal entry; or (ii) in such other form as agreed by the Parties in writing.

ARTICLE II
OBLIGATIONS OF THE PARTIES

        2.1    Transfer Procedures.    The Parties shall develop procedures for coordinating the transfer of Emission Allowances pursuant to this Emission Allowance Schedule.

        2.2    Failure to Deliver.

          (a)  In Disclosed Agent Transactions, MW Gen shall reimburse EMMT for any charges, penalties or damages EMMT incurs as a result of MW Gen's failure to deliver the Transaction Quantity to, or receive the Transaction Quantity from, such third parties.

          (b)  In Transactions other than Disclosed Agent Transactions, unless excused by the Buyer's failure to receive Emission Allowances, if Seller fails to deliver all of part of the Transaction Quantity,, Seller shall pay Buyer for each part of the Transaction Quantity not delivered by an amount equal to either (i) the price at which Buyer, acting in a commercially reasonable manner, purchases substitute Emission Allowances not delivered by Seller or (ii) absent a purchase, the market price for such quantity as determined by Buyer in a commercially reasonable manner,

          (c)  Payments pursuant to Section 2.2 shall be due and payable by Seller according to the payment terms in Section 3.1 of the Agreement.

ARTICLE III
PRICING AND PAYMENT

        3.1    Price and Reimbursement.

          (a)  For sales by MW Gen to EMMT, EMMT shall pay MW Gen the Transaction Price for the Transaction Quantity less the Reimbursements (as defined herein). For sales by EMMT to MW Gen, MW Gen shall pay EMMT the Transaction Price for the Transaction Quantity plus the Reimbursements. In the case of Disclosed Agent Transactions, MW Gen shall pay EMMT an agency fee equal to the Reimbursements for such Transaction Quantity.

          (b)  With respect to any Transaction Quantity, the term "Reimbursements" shall mean (i) $0.25 for each SO2 Emission Allowance in the Transaction Quantity; (ii) $25.00 for each NOx Emission Allowance in the Transaction Quantity; (iii) broker fees incurred with regard to such Transaction Quantity; (iv) any governmental or regulatory charges incurred with respect to such Transaction Quantity; and (v) any other out-of-pocket expenses incurred by EMMT in effectuating the relevant Transaction. Option premia paid to third parties and directly related to the Transactions shall be charged to MW Gen as Reimbursements. Option premia received from third parties and directly related to the Transactions shall be paid to MW Gen or credited against amounts owing from MW Gen to EMMT.

          (c)  MW Gen shall pay for any software and consultant services costs reasonably allocable to the relevant Transactions, provided that such software and consultant services have been approved by MW Gen.

          (d)  The unrealized results of all financial transactions entered into pursuant to this Agreement shall not be included in the monthly settlement between MW Gen and EMMT.

ARTICLE IV
DEFINITIONS

        "Allowance" shall mean the authorization from any state that is a signatory to or subject to the Ozone Transport Commission Memorandum of Understanding dated September 27, 1994 to emit one ton of NOx (May through September) or the authorization by the Administrator of the Environmental Protection Agency or any successor agency with similar jurisdiction ("EPA") to emit one ton of SO2 under Title IV of The Clean Air Act Amendments of 1990, as the same may be amended) or supplemented, or any successor statutes which are the basis for The Federal Air Pollution Control Program for Sulfur Dioxide Emissions, in the Vintage Year of issue or in subsequent control periods (subject to restrictions on banked allowances).

        "Delivery Date" shall have the meaning set forth in Section 1.2.

        "Emission Allowances" shall have the meaning set forth in Section 1.1.

        "EPA" shall mean the United States Environmental Protection Agency or its successor.

        "NOx" shall have the meaning set forth in Section 1.1.

        "Reimbursements" shall have the meaning set forth in Section 3.1(b).

        "SO2" shall have the meaning set forth in Section 1.1.

        "Vintage Year" shall mean the first calendar year during which the Allowances may be utilized.

        IN WITNESS WHEREOF, the Parties hereto have caused this Emission Allowance Schedule to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MlDWEST GENERATION, LLC,
a Delaware limited liability company

By: /s/ John Finneran

Name: John Finneran

Title: Vice President

EDISON MISSION MARKETING & TRADING, INC.,
a California corporation

By: /s/ Paul Jacob

Name: Paul Jacob

Title: President

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  Exhibit 10.27
MASTER PURCHASE, SALE AND SERVICES AGREEMENT
ANNEX I
SCHEDULE A TO MASTER PURCHASE, SALE AND SERVICES AGREEMENT (ENERGY PURCHASE AND SALE SCHEDULE)
SCHEDULE B TO MASTER PURCHASE, SALE AND SERVICES AGREEMENT (NATURAL GAS PURCHASE, SALE AND SERVICES SCHEDULE)
SCHEDULE C TO MASTER PURCHASE, SALE AND SERVICES AGREEMENT (FUEL OIL PURCHASE AND SALE SCHEDULE)
ARTICLE 1 SCOPE OF AGREEMENT
SCHEDULE D TO MASTER PURCHASE, SALE AND SERVICES AGREEMENT (EMISSION ALLOWANCE PURCHASE AND SALE SCHEDULE)